Exhibit 99.1

Certification by the Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

     I, Richard B. Handler, Chief Executive Officer, and I, Joseph A. Schenk, Chief Financial Officer, of Jefferies Group, Inc, a Delaware corporation (the “Company”), each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Company’s periodic report on Form 10-Q for the period ended June 28, 2002 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

/s/ Richard B. Handler	/s/ Joseph A. Schenk

Richard B. Handler	Joseph A. Schenk

Date: August 12, 2002	Date: August 12, 2002